UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 6, 2022

Poseida Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39376	47-2846548
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9390 Towne Centre Drive, Suite 200, San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 779-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PSTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On December 6, 2022, Poseida Therapeutics, Inc. (the “Company”) issued a press release announcing the publication of two posters, which present early data from the Company’s Phase 1 clinical trials of P-MUC1C-ALLO1 and P-BCMA-ALLO1. The posters will be presented at the European Society for Medical Oncology Immuno-Oncology Annual Congress taking place in Geneva, Switzerland and online from December 7-9, 2022. A copy of the press release and the posters to be presented are attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this report.

The information in this Item 7.01 of this report (including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Poseida Therapeutics, Inc., dated December 6, 2022.

99.2	Poster: Development of an Allogeneic CAR-T Targeting MUC1-C (MUC1, Cell Surface Associated, C-Terminal) for Epithelial Derived Tumors.

99.3	Poster: Phase 1 Study to Assess the Safety and Efficacy of P-BCMA-ALLO1, a Fully Allogeneic CAR-T Therapy, in Patients with Relapsed / Refractory Multiple Myeloma (RRMM).

104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poseida Therapeutics, Inc.

Date: December 6, 2022	By:	/s/ Harry J. Leonhardt, Esq.
	Name:	Harry J. Leonhardt, Esq.
	Title:	General Counsel, Chief Compliance Officer & Corporate Secretary